FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Originator	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Accredited	72	24,567,298.52	43.64	7.272	680	78.47	41.99
Encore	46	15,404,043.87	27.36	7.297	621	77.66	39.95
Finance America	53	14,050,198.86	24.96	7.344	631	78.14	33.34
Resmae	6	2,278,327.90	4.05	7.166	645	77.51	37.01

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	5	2,204,543.03	3.92	5.953	677	65.53
6.001 - 6.500	15	4,907,570.29	8.72	6.370	646	74.35
6.501 - 7.000	50	19,446,516.17	34.54	6.843	662	76.90
7.001 - 7.500	35	11,325,286.66	20.12	7.306	670	81.23
7.501 - 8.000	34	10,162,900.40	18.05	7.824	644	79.11
8.001 - 8.500	18	4,899,341.26	8.70	8.269	607	79.93
8.501 - 9.000	9	1,878,137.83	3.34	8.825	595	85.80
9.001 - 9.500	9	1,076,610.84	1.91	9.219	583	84.55
9.501 - 10.000	2	398,962.67	0.71	9.667	541	65.44

Total:	177	56,299,869.15	100.00	7.293	650	78.13

Min: 5.865
Max: 9.750
Weighted Average: 7.293

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	1	34,244.53	0.06	9.100	577	48.31
50,000.01 - 100,000.00	13	998,424.10	1.77	8.305	624	78.42
100,000.01 - 150,000.00	17	2,043,603.81	3.63	8.148	641	79.26
150,000.01 - 200,000.00	9	1,597,926.63	2.84	7.304	638	74.13
200,000.01 - 250,000.00	17	3,809,382.25	6.77	7.456	644	74.99
250,000.01 - 300,000.00	26	7,194,449.85	12.78	7.329	663	79.68
300,000.01 - 350,000.00	22	7,213,135.50	12.81	7.465	633	77.70
350,000.01 - 400,000.00	23	8,812,947.13	15.65	7.103	651	79.19
400,000.01 - 450,000.00	14	6,013,595.20	10.68	7.316	633	75.23
450,000.01 - 500,000.00	17	8,217,168.38	14.60	7.232	663	79.48
500,000.01 - 550,000.00	9	4,744,122.47	8.43	7.169	623	79.31
550,000.01 - 600,000.00	5	2,862,046.39	5.08	6.893	727	81.98
600,000.01 - 650,000.00	1	610,072.61	1.08	8.250	600	75.00
650,000.01 - 700,000.00	1	658,648.32	1.17	5.865	677	73.33
700,000.01 - 750,000.00	2	1,490,101.98	2.65	6.725	686	74.06

Total:	177	56,299,869.15	100.00	7.293	650	78.13

Min: $34,244.53
Max: $748,698.55
Average: $318,078.36

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

ARM 2/28	124	39,574,366.92	70.29	7.382	647	77.58	38.59
Fixed 30 yr	30	7,779,346.79	13.82	7.031	654	79.17	37.96
ARM 2/28 - IO	13	5,605,899.27	9.96	6.886	680	78.78	42.94
ARM 1/29	4	1,608,727.85	2.86	7.534	605	77.46	44.58
ARM 3/27	2	799,953.55	1.42	7.162	639	83.32	43.17
ARM 5/25	2	622,800.44	1.11	7.730	700	90.00	32.40
Fixed 15 yr	2	308,774.33	0.55	7.975	671	76.07	31.86

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Adjustable	145	48,211,748.03	85.63	7.331	650	77.97	39.30
Fixed	32	8,088,121.12	14.37	7.067	655	79.05	37.72

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV	DTI

1	177	56,299,869.15	100.00	7.293	650	78.13	39.07

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	2	199,732.94	0.35	7.903	532	24.12
25.01 - 30.00	1	123,163.23	0.22	6.500	556	26.00
35.01 - 40.00	1	189,736.29	0.34	7.850	558	39.58
45.01 - 50.00	2	282,040.28	0.50	6.640	629	48.26
50.01 - 55.00	3	1,072,163.25	1.90	6.204	679	53.30
55.01 - 60.00	4	1,559,076.16	2.77	7.121	557	56.86
60.01 - 65.00	10	3,410,972.81	6.06	7.300	572	63.69
65.01 - 70.00	11	3,448,220.13	6.12	7.156	619	68.25
70.01 - 75.00	20	7,429,954.22	13.20	7.058	632	74.37
75.01 - 80.00	65	22,577,510.05	40.10	7.237	683	79.91
80.01 - 85.00	18	5,251,288.56	9.33	7.175	635	84.64
85.01 - 90.00	37	9,687,425.02	17.21	7.841	650	89.62
90.01 - 95.00	3	1,068,586.21	1.90	7.517	688	95.00

Total:	177	56,299,869.15	100.00	7.293	650	78.13

Min: 23.47
Max: 95.00
Weighted Average: 78.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	7	2,206,664.85	3.92	7.459	510	64.22
525 - 549	8	2,019,217.77	3.59	8.621	537	70.80
550 - 574	14	3,628,146.08	6.44	7.900	561	72.26
575 - 599	7	1,935,568.55	3.44	7.136	586	76.60
600 - 624	28	9,569,232.89	17.00	7.310	612	77.28
625 - 649	25	7,936,545.06	14.10	7.201	635	77.93
650 - 674	29	8,882,488.04	15.78	7.256	660	81.04
675 - 699	20	6,246,379.12	11.09	7.143	687	83.12
700 - 724	19	7,072,180.01	12.56	6.997	711	78.96
725 - 749	7	1,862,111.40	3.31	7.160	740	81.19
750 - 774	9	3,588,229.84	6.37	7.131	759	79.68
775 - 799	4	1,353,105.54	2.40	7.134	786	81.93

Total:	177	56,299,869.15	100.00	7.293	650	78.13

Min: 500
Max: 794
NZ Weighted Average: 650

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Cashout Refinance	89	28,333,030.01	50.33	7.271	625	74.45	38.53
Purchase	82	26,430,202.45	46.95	7.312	681	81.75	39.87
Rate/Term Refinance	6	1,536,636.69	2.73	7.359	600	83.52	35.16

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Property Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

3-4 Family	177	56,299,869.15	100.00	7.293	650	78.13	39.07

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Stated	98	33,904,257.43	60.22	7.337	660	77.58	38.28
Full	75	20,964,756.27	37.24	7.239	638	79.68	40.68
Limited	2	702,508.47	1.25	6.974	607	67.14	29.66
12 mo. Bank Statements	1	538,610.69	0.96	6.799	632	80.00	36.92
Alt.	1	189,736.29	0.34	7.850	558	39.58	43.00

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Owner Occupied	129	42,921,120.34	76.24	7.227	646	77.19	42.07
Non-Owner Occupied	48	13,378,748.81	23.76	7.502	663	81.11	29.43

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV	DTI

New York	40	16,194,905.87	28.77	7.125	658	78.15	38.63
California	32	12,787,951.49	22.71	6.927	642	73.66	38.25
Illinois	28	8,813,095.98	15.65	7.487	627	77.00	38.76
Massachusetts	14	4,700,388.94	8.35	7.464	653	81.58	44.40
New Jersey	13	4,222,099.06	7.50	7.495	681	80.22	40.42
Connecticut	13	2,821,620.63	5.01	7.671	652	82.86	43.29
Rhode Island	7	1,861,461.92	3.31	7.514	664	84.11	41.77
District of Columbia	3	1,244,584.99	2.21	7.473	637	71.23	34.31
Pennsylvania	4	616,427.68	1.09	7.933	668	82.44	26.12
Nevada	1	480,120.50	0.85	7.725	619	90.00	30.00
Michigan	4	478,747.60	0.85	7.558	682	80.40	33.40
Arizona	2	468,553.15	0.83	7.526	745	89.98	38.58
Ohio	4	301,335.39	0.54	7.817	641	82.89	30.79
Minnesota	1	279,307.30	0.50	6.999	657	80.00	44.76
Missouri	2	213,972.58	0.38	9.161	683	90.00	29.45
Wisconsin	2	137,678.19	0.24	8.443	577	79.63	22.99
Utah	1	125,837.85	0.22	8.350	632	90.00	37.00
Georgia	1	111,788.81	0.20	8.355	720	80.00	24.00
Indiana	1	107,732.32	0.19	6.990	631	80.00	49.70
Maryland	1	104,336.21	0.19	9.250	672	95.00	46.25
North Carolina	1	93,710.11	0.17	8.490	670	90.00	36.49
Tennessee	1	67,931.25	0.12	9.390	526	85.00	46.24
Mississippi	1	66,281.33	0.12	9.750	617	90.00	20.85

Total:	177	56,299,869.15	100.00	7.293	650	78.13	39.07

Top 5 Zip Codes: 10466(5.01%),11233(2.38%),11208(2.06%),11368(2.06%),7302(1.78%)
Number of States: 23

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Debt-to-Income Ratio (%)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 5.00	1	485,434.63	0.86	6.890	643	75.00
10.01 - 15.00	6	932,830.36	1.66	8.280	617	79.04
15.01 - 20.00	5	1,923,574.83	3.42	6.978	643	76.99
20.01 - 25.00	10	1,989,347.36	3.53	7.488	649	83.43
25.01 - 30.00	16	5,351,269.51	9.50	7.539	660	80.41
30.01 - 35.00	18	6,395,370.82	11.36	7.236	643	76.14
35.01 - 40.00	21	6,735,635.46	11.96	7.324	641	80.42
40.01 - 45.00	63	20,241,386.57	35.95	7.254	675	78.49
45.01 - 50.00	24	7,998,286.01	14.21	6.982	639	77.75
50.01 - 55.00	13	4,246,733.60	7.54	7.669	578	71.77

Total:	177	56,299,869.15	100.00	7.293	650	78.13

Min: 3.75
Max: 55.00
Weighted Average: 39.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	53	15,288,197.50	27.15	7.573	648	88.29
No Coverage	124	41,011,671.65	72.85	7.188	651	74.34

Total:	177	56,299,869.15	100.00	7.293	650	78.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.